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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934, AS AMENDED.

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 29, 2003

                          COACH INDUSTRIES GROUP, INC.

             (Exact name of registrant as specified in its charter)

             NEVADA                        0-19471                91-1942841
 (State or other jurisdiction of (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)


   9600 W. SAMPLE ROAD, SUITE 505, CORAL SPRINGS, FLORIDA           33065
-------------------------------------------------------------------------------
   (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (305) 531-1174
                                                          --------------

                              SearchHound.com, Inc.
                                 12817 Woodson,
                           Overland Park, Kansas 66209

          (Former name or former address, if changed since last report)





Copies of all communications, including all communications sent to the agent for service, should be sent to:

                         Joseph I. Emas, Attorney at Law
                             1224 Washington Avenue
                           Miami Beach, Florida 33139
                             Telephone: 305.531.1174


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

On August 29, 2003, we completed our acquisition of Commercial Transportation Manufacturing Corporation, a New York corporation, pursuant to an Agreement and Plan of Merger. As part of the consideration for this acquisition, three million shares of our common stock will be issued to Elm Street Partners. Upon receipt of the three million shares of our common stock, Elm Street Partners will hold the 48.5% of our issued and outstanding shares.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On August 29, 2003, we completed our acquisition of Commercial Transportation Manufacturing Corporation, a New York corporation, pursuant to an Agreement and Plan of Merger, the form of which is attached as Exhibit 2.1 hereto. At the effective time of the merger, September 1, 2003, Commercial Transportation Manufacturing Corporation will be merged with and into our wholly owned subsidiary, Coach Acquisition Sub, Inc., with Coach Acquisition Sub, Inc., being the surviving entity in the merger.

All  of  the  outstanding  shares  of  Commercial  Transportation  Manufacturing
Corporation common stock shall be converted by virtue of the merger at the Closing Date on September 1, 2003 into an equal number of shares of Coach Acquisition Sub, Inc. common stock (the "Merger Securities"). On or before the Closing Date on September 1, 2003, each Shareholder of Commercial Transportation Manufacturing Corporation shall surrender their outstanding shares of Commercial Transportation Manufacturing Corporation common stock existing immediately prior to the Closing Date on September 1, 2003. Until so surrendered, any outstanding certificates or other documentation which, prior to the Closing Date on September 1, 2003, represented outstanding shares of Commercial Transportation Manufacturing Corporation common stock, shall be deemed for all corporate purposes to be surrendered. Upon such surrender, shares of Commercial Transportation Manufacturing Corporation common stock so surrendered shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist. All of the Merger Securities shall be converted by virtue of the merger immediately after the Closing Date on September 1, 2003 into, in the aggregate, shares of our common stock and shall be retired. The separate existence and corporate organization of Coach Acquisition Sub, Inc., except insofar as it may be continued by statute, shall cease immediately after the Closing Date on September 1, 2003. As part of the consideration for this acquisition, three million shares of our common stock will be issued to Elm Street Partners. Upon receipt of the three million shares of our common stock, Elm Street Partners will hold the 48.5% of our issued and outstanding shares.

The foregoing description of the Agreement and Plan of Merger is qualified in its entirety by reference to the Agreement and Plan of Merger, the form of which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

This report contains forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors. Therefore, actual outcomes

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and results may differ  materially  from what is  expressed  or forecast in such forward-looking statements. For a list and descriptions of such risks and uncertainties, see the reports filed by us with the Securities and Exchange Commission.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANTS.

Not applicable.

ITEM 5. OTHER EVENTS.

Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

The financial statements required by this Item 7(a) will be filed by amendment to this Form 8-K within the period permitted by Item 7(a)(4) of Form 8-K.

(b) Pro Forma financial information

The pro forma financial information required by this Item 7(b) will be filed by amendment to this Form 8-K within the period permitted by Item 7(a)(4) of Form 8-K.

(c)  Exhibits

         Exhibits                   Description

            2.1 Agreement and Plan of Merger by and between Commercial Transportation Manufacturing Corporation, Coach Acquisition Sub, Inc. and Coach Industries Group, Inc., dated August 29, 2003.


ITEM 8. CHANGE IN FISCAL YEAR.

Not applicable.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 29, 2003                        Coach Industries Group, Inc.
       -------------------                     ----------------------------
                                                        (Registrant)
                                                 /s/  Francis O'Donnell
                                               ----------------------------
                                               Francis O'Donnell, sole Director




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